Exhibit 99.1

CMS Energy Announces Second Quarter Earnings of $0.33 Per Share; Reaffirms 2019 Earnings Guidance

JACKSON, Mich., July 25, 2019 — CMS Energy announced today reported net income of $93 million or $0.33 per share, for the second quarter of 2019, compared to $139 million or $0.49 per share for the same quarter in 2018. The company reported net income of $306 million, or $1.08 per share, for the first half of 2019 compared to $380 million or $1.35 per share for the comparable period in 2018. The key drivers of CMS’ year-to-date financial performance were mild weather and storm activity.

CMS Energy reaffirmed its guidance for 2019 adjusted earnings of $2.47 - $2.51 per share (*See below for important information about non-GAAP measures) or 6 to 8 percent annual adjusted earnings per share growth.

“CMS Energy’s strong commitment to our triple bottom line of people, planet and profit is reflected in our company’s financial results for the first six months of 2019,” said Patti Poppe, President and CEO of CMS Energy and Consumers Energy. “A major step forward for the company this quarter was the approval of our Integrated Resource Plan (IRP), which established our company and the state of Michigan as national clean energy leaders.”

CMS Energy noted several accomplishments in the second quarter:

•                  IRP SETTLEMENT APPROVAL: The IRP puts Consumers Energy on a path to eliminate coal, reduce carbon emissions by over 90 percent, and meet customers’ future electricity capacity needs with 90 percent clean energy resources by 2040. The Michigan Public Service Commission approved the plan in June, which also had support from customers, environmental groups, the MPSC’s technical staff, and the Michigan Attorney General.

•                  ELECTRIC VEHICLE CHARGING AND REBATE PROGRAM LAUNCH: In June, we announced PowerMIDrive, a multi-year program designed to make it easier for owners of electric vehicles to charge their vehicles when and where they want.

•                  GAS AUTOMATIC METER READING (AMR) INSTALLATION COMPLETE: We have now completed the deployment of gas AMR technology for our standalone gas customers. In total, we upgraded 1.1 million gas meters with communication modules on existing meters allowing us to read the meters remotely from service vehicles leading to an improved customer experience.

CMS Energy (NYSE: CMS) is a Michigan-based company that has an electric and natural gas utility, Consumers Energy, as its primary business. It also owns and operates independent power generation businesses.

# # #

CMS Energy will hold a webcast to discuss its 2019 second quarter results and provide a business and financial outlook on July 25 at 8:30 a.m. (EDT). To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Investor Meeting.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in the attached summary financial statements. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company’s reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The company’s adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. All references to earnings per share are on a diluted basis.

This news release contains “forward-looking statements.” The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at cmsenergy.com. To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contacts: Katie Carey, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

CMS ENERGY CORPORATION

Consolidated Statements of Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Six Months Ended
	6/30/19	6/30/18	6/30/19	6/30/18

Operating revenue	$1,445	$1,492	$3,504	$3,445

Operating expenses	1,227	1,237	2,927	2,827

Operating Income	218	255	577	618

Other income	27	22	50	51

Interest charges	131	112	252	223

Income Before Income Taxes	114	165	375	446

Income tax expense	20	25	68	65

Net Income	94	140	307	381

Income attributable to noncontrolling interests	1	1	1	1

Net Income Available to Common Stockholders	$93	$139	$306	$380

Basic Earnings Per Average Common Share	$0.33	$0.49	$1.08	$1.35
Diluted Earnings Per Average Common Share	0.33	0.49	1.08	1.35

1

CMS ENERGY CORPORATION

Summarized Consolidated Balance Sheets

(Unaudited)

	In Millions
	As of
	6/30/19	12/31/18
Assets
Current assets
Cash and cash equivalents	$312	$153
Restricted cash and cash equivalents	22	21
Other current assets	1,920	2,294
Total current assets	2,254	2,468
Non-current assets
Plant, property, and equipment	18,106	18,126
Other non-current assets	4,932	3,935
Total Assets	$25,292	$24,529

Liabilities and Equity
Current liabilities (1)	$1,309	$1,531
Non-current liabilities (1)	6,696	6,429
Capitalization
Debt, capital leases, and financing obligation (excluding securitization debt) (2)
Debt, capital leases, and financing obligation (excluding non-recourse and securitization debt)	9,913	9,646
Non-recourse debt	2,222	1,854
Total debt, capital leases, and financing obligation (excluding securitization debt)	12,135	11,500
Noncontrolling interests	37	37
Common stockholders’ equity	4,851	4,755
Total capitalization (excluding securitization debt)	17,023	16,292
Securitization debt (2)	264	277
Total Liabilities and Equity	$25,292	$24,529

(1)   Excludes debt, capital leases, and financing obligation.

(2)   Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Six Months Ended
	6/30/19	6/30/18

Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$175	$204

Net cash provided by operating activities	1,185	1,416
Net cash used in investing activities	(1,410)	(1,008)
Cash flows from operating and investing activities	(225)	408
Net cash provided by (used in) financing activities	384	(111)

Total Cash Flows	$159	$297

End of Period Cash and Cash Equivalents, Including Restricted Amounts	$334	$501

2

CMS ENERGY CORPORATION

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended				Six Months Ended
	6/30/19		6/30/18		6/30/19		6/30/18

Net Income Available to Common Stockholders	$93		$139		$306		$380
Reconciling items:
Other exclusions from adjusted earnings	*		1		*		1
Tax impact	(*	)	(*	)	(*	)	(*	)
Gain on assets previously sold	—		(4)		(*	)	(4)
Tax impact	—		1		*		1

Adjusted net income — non-GAAP	$93		$137		$306		$378

Average Common Shares Outstanding
Basic	282.9		282.1		282.9		281.8
Diluted	284.0		282.6		283.8		282.4

Basic Earnings Per Average Common Share
Reported net income per share	$0.33		$0.49		$1.08		$1.35
Reconciling items:
Other exclusions from adjusted earnings	*		*		*		*
Tax impact	(*	)	(*	)	(*	)	(*	)
Gain on assets previously sold	—		(0.01)		(*	)	(0.01)
Tax impact	—		*		*		*

Adjusted net income per share — non-GAAP	$0.33		$0.48		$1.08		$1.34

Diluted Earnings Per Average Common Share
Reported net income per share	$0.33		$0.49		$1.08		$1.35
Reconciling items:
Other exclusions from adjusted earnings	*		*		*		*
Tax impact	(*	)	(*	)	(*	)	(*	)
Gain on assets previously sold	—		(0.01)		(*	)	(0.01)
Tax impact	—		*		*		*

Adjusted net income per share — non-GAAP	$0.33		$0.48		$1.08		$1.34

*   Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors.  Internally, the Company uses adjusted earnings to measure and assess performance.  Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements.  Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

3